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                              AIM STOCK FUNDS, INC.

                INVESCO S&P 500 Index Fund - Institutional Class

 Supplement dated November 18, 2003, to the Prospectus dated November 30, 2002, as supplemented on June 12, 2003, June 30, 2003, August 14, 2003,
                     November 5, 2003 and November 10, 2003


The following paragraph replaces in its entirety the first paragraph found under the section "REDEMPTION FEE" in the supplement dated November 10, 2003.

      "REDEMPTION FEE

      Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class shares (applicable only to INVESCO S&P 500 Index Fund) of the following funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

         AIM Asia Pacific Growth Fund                  AIM High Yield Fund
         AIM Developing Markets Fund                   AIM International Emerging Growth Fund
         AIM European Growth Fund                      AIM International Growth Fund
         AIM European Small Company Fund               AIM Trimark Fund
         AIM Global Aggressive Growth Fund             INVESCO International Blue Chip Value Fund
         AIM Global Growth Fund                           (effective November 24, 2003, name will change
         AIM Global Trends Fund                           to INVESCO International Core Equity Fund)
         AIM Global Value Fund                         INVESCO S&P 500 Index Fund"